UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2026

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 31, 2026, Exelixis, inc. (Exelixis) announced that the U.S. Court of Appeals for the Federal Circuit (Court of Appeals) issued a decision in Exelixis, Inc. v. MSN Laboratories Private Limited et al., Appeal No. 25-1236, affirming the judgment of the U.S. District Court for the District of Delaware that U.S. Patent Nos. 11,091,439, 11,091,440 and 11,098,015 are not invalid.

The Court of Appeals also dismissed as moot MSN’s appeal relating to the validity of U.S. Patent No. 11,298,349, which expires on February 10, 2032, and vacated the portion of the district court’s decision addressing that issue.

Based on the Court of Appeals’ opinion, the effective date of any final approval by the U.S. Food and Drug Administration of MSN’s ANDA shall not be a date earlier than January 15, 2030, the expiration date of each of U.S. Patents No. 11,091,439, 11,091,440 and 11,098,015, subject to any further appellate proceedings, applicable regulatory exclusivity, and the outcome of separate litigation involving U.S. Patent No. 12,128,039, which expires in February 2032 and for which trial is currently scheduled to begin in November 2026.

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements related to the timing of any commercial launch by MSN of its proposed generic product in the U.S., the outcome of pending litigation, and applicable regulatory exclusivity. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties, including the factors described under the caption "Risk Factors" in Exelixis' most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Exelixis' other filings with the Securities and Exchange Commission. Exelixis undertakes no obligation to update these forward-looking statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

August 31, 2026	/s/ Brenda J. Hefti
Date	Brenda J. Hefti
Senior Vice President and General Counsel